                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT

                                   ----------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)           October 9, 1998
                        --------------------------------


                          POWERWAVE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   000-21507                11-2723423
--------------------------------------------------------------------------------
  (State or Other Jurisdiction      (Commission             (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)


   2026 McGaw Avenue, Irvine, California                              92614
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                          (Zip Code)


    Registrant's telephone number, including area code        (949) 757-0530
                         -----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on October 26, 1998 (the "Form 8-K") as set forth in the pages attached hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

          The following financial statements of Hewlett-Packard Company Radio Frequency Power Amplifier Product Line (the "Product Line") are attached hereto:

          Audited Statement of Tangible Assets Sold and Liabilities Assumed as of October 9, 1998

          Unaudited Statement of Revenues and Direct Expenses of the Product Line for the nine months ended July 31, 1998 and July 31, 1997

          Audited Statement of Revenue and Direct Expenses of the Product Line for the year ended October 31, 1997, 1996 and 1995


     (b)  Pro Forma Financial Information.
          -------------------------------

          Unaudited consolidated pro forma statements of operations for the nine months ended September 27, 1998 and the year ended December 28, 1997 and an unaudited consolidated pro forma balance sheet as of September 27, 1998 are attached hereto.

     (c)  Exhibits.
          --------

          Exhibit
          Number
          ------
           99.2  Financial Statements of the Product Line described in Item 7(a)
           99.3  Pro Forma Financial Statements described in Item 7(b) above

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POWERWAVE TECHNOLOGIES, INC.


Date:  December 28, 1998      By:    /s/ Kevin T. Michaels
                                  ------------------------
                                  Kevin T. Michaels
                                  Vice President, Finance and
                                  Chief Financial Officer

                                 EXHIBIT INDEX

     The following exhibits are attached hereto and incorporated herein by reference:

Exhibit                                                            Sequentially
Number    Description                                              Numbered Page
-------   -----------                                              -------------

99.2      Financial Statements of the Product Line described in
          Item 7(a) above                                                5

99.3      Pro Forma Financial Statements described in Item 7(b)
          above                                                         11